UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2006

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

             Ohio                    1-11781                          31-0676346
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(State or other jurisdiction of    (Commission                     (IRS Employer
 incorporation or organization)    File Number)              Identification No.)


7777 Washington Village Drive, Dayton, Ohio                                45459
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(Address of principal executive offices)                              (Zip code)

                                  937-428-6360
                                  ------------
               (Registrant's telephone number including area code)

                                 Not applicable
                                 --------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On December 1, 2006, Dayton Superior Corporation (the "Company") entered into an amendment (the "Amendment") to its Credit Agreement dated as of January 30, 2004 with General Electric Capital Corporation and GMAC Commercial Finance LLC. The Amendment extends the maturity of the revolving credit facility from May 31, 2008 to July 31, 2008, increases the existing commitments under the facility by $35.0 million to $130.0 million and amends the definition of "change of control" in the events of default provisions of the facility. A copy of the Amendment is attached to this Report as Exhibit 4.1 and incorporated herein by reference.

On December 4, 2006, the Company entered into a Fifth Supplemental Indenture (the "Supplemental Indenture") with United States Trust Company which amends the Indenture dated as of June 16, 2000, as amended (the "Indenture"), with respect to the Company's 13% Senior Subordinated Notes Due 2009 (the "Notes"). The Supplemental Indenture revises the calculation of the amount of indebtedness the Company may incur under its credit facilities pursuant to clause 2 of the definition of "Permitted Indebtedness" contained in the Indenture. A copy of the Supplemental Indenture is attached to this Report as Exhibit 4.2 and incorporated herein by reference.


Item 7.01  Regulation FD Disclosure

On November 30, 2006, the Company issued a press release announcing the extension of the expiration time of its previously announced solicitation of consent from holders of the Notes to the amendment of the Indenture by the Supplemental Indenture. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

On December 4, 2006, Dayton Superior Corporation issued a press release announcing that it had received the requisite consents to enter into the Supplemental Indenture amending the Indenture and also had entered into the Amendment. A copy of the press release is attached as Exhibit 99.2 to this Report and is incorporated herein by reference.

The foregoing information (including the exhibits hereto referenced in this Item 7.01) is being furnished under "Item 7.01 Regulation FD Disclosure." Such information (including the exhibits hereto referenced in this Item 7.01) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this Report and the furnishing of the information pursuant to Item
7.01 (including the exhibits hereto referenced in this Item 7.01) do not mean that such information is material or that disclosure of such information is required.


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Item 9.01  Financial Statements and Exhibits

(c) Exhibits. The following are furnished as exhibits to this Form 8-K pursuant to Item 601 of Regulation S-K:

     4.1 Amendment No. 4 dated as of December 1, 2006 among the Company, General Electric Capital Corporation and GMAC Commercial Finance LLC.

     4.2 Fifth Supplemental Indenture dated as of December 4, 2006 between the Company and United States Trust Company of New York.

     99.1  Press Release of the Company dated November 30, 2006.

     99.2  Press Release of the Company dated December 4, 2006.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       DAYTON SUPERIOR CORPORATION


Date: December 5, 2006                     By: /s/ Edward J. Puisis
                                               ---------------------------------
                                               Edward J. Puisis
                                               Executive Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

     Exhibit 4.1 Amendment No. 4 dated as of December 1, 2006 among the Company, General Electric Capital Corporation and GMAC Commercial Finance LLC.

     Exhibit 4.2 Fifth Supplemental Indenture dated as of December 4, 2006 between the Company and United States Trust Company of New York.

     Exhibit 99.1    Press Release dated November 30, 2006

     Exhibit 99.2    Press Release dated December 4, 2006